Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Momentive Performance Material Inc. for the fiscal three-month period ended April 3, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Rule 13a and 15 (d) of the Securities Exchange Act of 1934;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations.

/S/ CRAIG O. MORRISON	/S/ WILLIAM H. CARTER
Craig O. Morrison	William H. Carter
Chief Executive Officer	Chief Financial Officer

DATE: May 13, 2011	DATE: May 13, 2011

A signed original of this written statement required by Section 906 has been provided to Momentive Performance Materials Inc. and will be retained by Momentive Performance Materials Inc. and furnished to the Securities and Exchange Commission or its staff upon request.